UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 2, 2004


                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)


           CALIFORNIA                     000-1084047             95-4691878
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)


                           204 NW PLATTE VALLEY DRIVE
                            RIVERSIDE, MISSOURI 64150
               (Address of Principal Executive Offices; Zip Code)


       Registrant's telephone number, including area code: (816) 584-8030


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

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.

                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5 below.


ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On July 2, 2004, Innovative Software Technologies, Inc. (the "Company") entered into a Settlement Agreement with James R. Garn, Ethan W. Willis, and Ethan and Randy, LC (the "Settlement Agreement") pursuant to which the parties agreed to settle all disputes between them, including all disputes relating to the Company's 2001 acquisition from Garn and Willis of the outstanding stock of Energy Professional Marketing Group, Inc. ("EPMG").

Under the terms of the Settlement Agreement, Garn and Willis (the "Principals") have surrendered to the Company all of their shares of capital stock of the Company, comprising 6,784,762 shares of common stock, 1,200,500 shares of Series A Preferred Stock, and 80,000 shares of Series B Preferred Stock, in exchange for certain assets of EPMG. These assets include EPMG's rights under certain credit card processing contracts (including receivables relating to reserves under those contracts in the amount of approximately $1,000,000), substantially all of the tangible fixed assets of EPMG's Utah facility, and certain intangible assets of EPMG, such as specified website domain names, software, and customer lead data.

The Settlement Agreement also sets forth certain agreements and covenants relating to the relationship between the parties on a going-forward basis and the parties' respective businesses activities, including the following:

o The Company and an entity controlled by the Principals have entered into agreements providing for the reciprocal supply of products and customer leads to each other on a going-forward basis.

o A company controlled by the Principals has agreed to assume all of EPMG's outstanding service obligations to EPMG's coaching customers in consideration of the payment of service fees by the Company totaling $425,000.

o A newly created company controlled and owned by the Principals has assumed the lease of EPMG's facility in Provo, Utah, and substantially all employees at such facility have transferred their employment to such newly created company. Pursuant to the Settlement Agreement, the Company has released all such employees from their non-compete obligations to the Company.

o The Company has agreed to refrain from soliciting the services of certain lead providers for a six-month period of time and from marketing to current active coaching customers for 120 days following the Settlement Agreement.

Pursuant to the Settlement Agreement, the Company, the Principals, and their respective affiliates have entered into mutual waivers and releases relating to any and all claims that they may have had against one another other at any time through the date of the Settlement Agreement. Subsequent to the settlement, EPMG will remain a wholly owned subsidiary of the Company and, together with the Company, will focus on growing its business through its traditional coaching and mentoring products, new software products relating to improving the efficiency of small businesses, and future planned software products targeting the IT departments of medium and large businesses.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information gives effect to the closing of the Settlement Agreement as if such transaction had occurred on June 30. These pro forma financial statements are presented for illustrative purposes only, and are not necessarily indicative of the operating results and financial position that might have been achieved had the transaction described above occurred on the dates indicated, nor are they necessarily indicative of operating results and financial position which may occur in the future.

The condensed consolidated historical statements of operations data for the periods presented are derived from the historical financial statements of the Company. These pro forma statements should be read in conjunction with the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003. The historical financial statements as of and for the three months ended March 31, 2004 have been prepared in accordance with generally accepted accounting principles applicable to interim financial information and, in the opinion of the Company's management, include all adjustments necessary for a fair presentation of information for such periods.

                                            INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
                                          UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                                        BALANCE SHEET
                                                     AS OF MARCH 31, 2004


                                                                             HISTORICAL       PRO FORMA
                                                                             (UNAUDITED)      ADUSTMENTS (1)       PRO FORMA
                                                                            ------------     ---------------     ------------
                                     ASSETS

CURRENT ASSETS
    Cash                                                                    $  4,974,623     $    (1,844,517)(2) $  3,130,107
    Accounts receivable:
    Merchant accounts receivable                                               1,160,022          (1,075,213)          84,810
    Other receivables                                                            181,595             (41,685)         139,910
    Notes receivable, net of allowance for doubtful accounts of $424,876       1,161,624                  --        1,161,624
    Inventory                                                                     48,602             (48,602)              --
    Prepaid expenses and other current assets                                    207,295              (7,447)         199,848
    Deferred income taxes                                                        457,890                  --          457,890
                                                                            ------------     ---------------     ------------
        TOTAL CURRENT ASSETS                                                   8,191,652          (3,017,463)       5,174,188
                                                                            ------------     ---------------     ------------
PROPERTY AND EQUIPMENT, NET                                                      580,620            (500,252)          80,368
GOODWILL                                                                       1,088,686                  -- (3)    1,088,686
DEFERRED INCOME TAXES                                                             17,688              17,688
DEPOSITS                                                                          53,965             (35,371)          18,593
                                                                            ------------     ---------------     ------------
        TOTAL ASSETS                                                        $  9,932,610     $    (3,553,087)    $  6,379,523
                                                                            ============     ===============     ============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable and accrued expenses                                   $  4,342,563     $    (1,666,800)    $  2,675,763
    Deferred revenue                                                           2,103,538          (2,103,538)(4)           --
    Accrued income taxes                                                         978,346                              978,346
    Current maturities of capital lease obligations                               72,714             (53,873)          18,841
                                                                            ------------     ---------------     ------------
        TOTAL CURRENT LIABILITIES                                              7,497,161          (3,824,210)       3,672,950

CAPITAL LEASE OBLIGATIONS                                                        118,793            (102,755)          16,038
                                                                            ------------     ---------------     ------------
        TOTAL LIABILITIES                                                      7,615,953          (3,926,965)       3,688,988
                                                                            ------------     ---------------     ------------

COMMITMENTS AND CONTINGENCIES                                                         --                  --               --

STOCKHOLDERS' EQUITY
    Series A preferred stock; issued and outstanding,  1,650,500 shares        1,650,500          (1,200,500)(5)      450,000
    Series B preferred stock; issued and outstanding, 448,491 shares             448,491             (80,000)(5)      368,491
    Common stock - authorized, 100,000,000 shares of
                   $.001 par value; issued and outstanding,  52,897,186           52,897              (6,785)(5)       46,113
    Additional paid-in capital                                                13,163,749           1,661,163 (5)   14,824,912
    Accumulated deficit                                                      (12,998,980)                 --      (12,998,980)
                                                                            ------------     ---------------     ------------
        TOTAL STOCKHOLDERS' EQUITY                                             2,316,657             373,878        2,690,535
                                                                            ------------     ---------------     ------------
        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $  9,932,610     $    (3,553,087)    $  6,379,523
                                                                            ============     ===============     ============

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

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                   FOR THE THREE MONTHS ENDED MARCH 31, 2004


                                                               PRO FORMA
                                               HISTORICAL    ADJUSTMENTS (1)    PRO FORMA
                                              ------------   ---------------   ------------

REVENUE
     Services revenue                         $  3,501,942   $    (3,410,256)  $     91,685
     Product sales                               5,753,120        (5,622,096)       131,024
     Other revenue                                 394,327          (390,821)         3,506
                                              ------------   ---------------   ------------
         TOTAL REVENUE                           9,649,389        (9,423,173)       226,215

COST OF REVENUE
     Cost of services revenue                    1,496,463        (1,448,049)        48,414
     Cost of product sales and other revenue     3,015,195        (2,951,383)        63,811
                                              ------------   ---------------   ------------
         TOTAL COST OF REVENUE                   4,511,658        (4,399,433)       112,225
                                              ------------   ---------------   ------------

GROSS PROFIT                                     5,137,731        (5,023,741)       113,990
                                              ------------   ---------------   ------------

OPERATING EXPENSES
     General and administrative                  2,923,724        (2,366,288)       557,436
     Commissions and other selling expenses      1,885,458        (1,750,082)       135,375
                                              ------------   ---------------   ------------
         TOTAL OPERATING EXPENSES                4,809,182        (4,116,370)       692,812
                                              ------------   ---------------   ------------
INCOME (LOSS) FROM OPERATIONS                      328,549          (907,370)      (578,822)
                                              ------------   ---------------   ------------

OTHER INCOME (EXPENSES)
Interest and penalties on late tax payments        (21,748)               --        (21,748)
Other income                                        53,514           (53,514)            --
Interest income, deposits                            5,485            (5,485)            --
Interest income, financing arrangements             32,191           (32,191)            --
Interest expense                                    (3,528)            2,283         (1,245)
                                              ------------   ---------------   ------------
         TOTAL OTHER INCOME (EXPENSE)               65,915           (88,908)       (22,993)
                                              ------------   ---------------   ------------

INCOME (LOSS) BEFORE INCOME TAXES                  394,463          (996,278)      (601,815)

INCOME TAXES                                      (155,813)          155,813             --
                                              ------------   ---------------   ------------

NET INCOME (LOSS)                             $    238,650   $      (840,465)  $   (601,815)
                                              ============   ===============   ============

                     INNOVATIVE SOFTWARE TECHNOLOGIES, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003


                                                               PRO FORMA
                                               HISTORICAL    ADJUSTMENTS (1)    PRO FORMA
                                              ------------   ---------------   ------------

REVENUE
     Services revenue                         $ 10,879,121   $    (9,367,999)  $  1,511,123
     Product sales                              15,547,838       (13,388,345)     2,159,492
     Other revenue                                 417,287          (359,497)        57,790
                                              ------------   ---------------   ------------
         TOTAL REVENUE                          26,844,246       (23,115,841)     3,728,405

COST OF REVENUE
     Cost of services revenue                    5,745,871        (4,850,454)       895,417
     Cost of product sales and other revenue     7,572,452        (6,392,261)     1,180,191
                                              ------------   ---------------   ------------
         TOTAL COST OF REVENUE                  13,318,323       (11,242,715)     2,075,608
                                              ------------   ---------------   ------------

GROSS PROFIT                                    13,525,923       (11,873,126)     1,652,797
                                              ------------   ---------------   ------------

OPERATING EXPENSES
     General and administrative                  7,533,571        (5,693,422)     1,840,148
     Commissions and other selling expenses      6,094,250        (5,422,924)       671,326
                                              ------------   ---------------   ------------
         TOTAL OPERATING EXPENSES               13,627,820       (11,116,346)     2,511,474
                                              ------------   ---------------   ------------
LOSS FROM OPERATIONS                              (101,897)         (756,780)      (858,677)
                                              ------------   ---------------   ------------

OTHER INCOME (EXPENSES)
Interest and penalties on late tax payments       (218,950)               --       (218,950)
Other income                                        58,274           (17,112)        41,162
Interest income, deposits                           92,671           (74,459)        18,212
Interest income, financing arrangements            358,635          (301,307)        57,328
Interest expense                                   (44,530)           36,697         (7,834)
                                              ------------   ---------------   ------------
         TOTAL OTHER INCOME (EXPENSE)              246,100          (356,182)      (110,082)
                                              ------------   ---------------   ------------

INCOME (LOSS) BEFORE INCOME TAXES                  144,203        (1,112,962)      (968,759)

INCOME TAXES                                      (346,955)          346,955             --
                                              ------------   ---------------   ------------

NET LOSS                                      $   (202,752)  $      (766,007)  $   (968,759)
                                              ============   ===============   ============

      (1) These amounts represent the elimination or adjustment of certain balances per the Settlement Agreement.

      (2) Adjusting entries to cash include the payment of certain of the Company's accounts payable and accrued expenses at Closing per the Settlement Agreement.

      (3) There is no adjustment to Goodwill as liabilities assumed exceed assets transferred under the Settlement Agreement.

      (4) Deferred revenue is eliminated for the Company as the responsibility for future coaching sessions, which is the basis for this liability, is assumed under the Settlement Agreement.

      (5) Adjustments to equity result from (a) the return to the Company of Company stock previously owned by the Principals and (b) adjustment for the difference between assets transferred and liabilities assumed under the agreement.


(c) Exhibits. See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                    INNOVATIVE SOFTWARE TECHNOLOGIES, INC.



                                    By: /s/ Douglas S. Hackett
                                        --------------------------------------
                                        Douglas S. Hackett
                                        President, and Chief Executive Officer


Date: July 19, 2004

                                  EXHIBIT INDEX


Exhibit Number                            Description
--------------                            -----------

2                --   Settlement Agreement, dated July 2, 2004, among Innovative
                      Software Technologies, Inc., James R. Garn, Ethan A.
                      Willis, and Ethan and Randy, LC.
99.1             --   Press Release, dated July 19, 2004.



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